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                                                                   Exhibit 10.13

                             QUIT CLAIM ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned Shawn Scott ("Scott") All Capital LLC ("All Capital"), Vernon, LLC ("Vernon") and Capital One LLC ("Capital", and Scott, All Capital, Vernon and Capital One collectively the "Assignor") does hereby transfer, sell, assign and convey unto Raceway Ventures, LLC (the "Assignee") any and all rights of every kind, nature or description, if any, which Assignor has to provide debt or equity financing to Mid-State Raceway, Inc.

                  Except as herein expressly provided to the contrary, the within assignment is being made by the Assignor (and accepted by the Assignee) without representation, warranty, covenant or agreement of any kind nature or description, including without limitation the existence of the rights herein assigned and/or the right or ability of the Assignee to exercise and/or enforce the rights herein assigned. Assignor represents that: (a) prior to the date hereof the Assignor has not transferred, sold, assigned or conveyed the right herein assigned, and/or any interest therein, to any person and/or entity; (b) the execution, delivery and performance of this Assignment is within the power and authority of the Assignor, has been authorized by the taking of all required actions and does not violate the constitutional documents of the Assignor, and
(c) from and after the date hereof the Assignor shall not exercise or attempt to exercise the within assigned right.

                  IN WITNESS WHEREOF, the Assignor has executed this Quit Claim Assignment this 10th day of April, 2004.

                                      All Capital, LLC

                                      By: /s/ Shawn Scott
                                         -------------------
                                      Name: Shawn Scott

                                      Vernon LLC

                                      By: /s/ Shawn Scott
                                         -------------------
                                      Name: Shawn Scott

                                      Capital One LLC

                                      By: /s/ Shawn Scott
                                         -------------------
                                      Name: Shawn Scott

                                      /s/ Shawn Scott
                                      -----------------------
                                      Shawn Scott, Individually